FORWARD FUNDS

Supplement dated October 30, 2015

to the

Forward Total MarketPlus Fund Investor Class and Institutional Class Summary Prospectus

(“No-Load Summary Prospectus”), Forward Funds Investor Class and Institutional Class

Prospectus (“No-Load Prospectus”) and Forward Funds Class Z Prospectus (“Class Z Prospectus”)

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN PRINCIPAL INVESTMENT

STRATEGIES, BENCHMARK INDICES AND PORTFOLIO MANAGEMENT TEAM

The following information applies to the Forward Total MarketPlus Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund, effective January 4, 2016: (i) changes to the Fund’s principal investment strategies and principal risks; (ii) a change to the benchmark index of the Fund; and (iii) a change to the Fund’s portfolio management team. Accordingly, effective January 4, 2016, the following changes shall be made:

Change to Principal Investment Strategies

The section titled “Principal Investment Strategies” in the Fund’s “Fund Summary” section in each of the prospectuses shall be replaced in its entirety to read as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities or exchange-traded funds listed on an exchange in the United States. The Fund may utilize various futures contracts and other financially linked derivatives and instruments in order to reduce or increase certain market exposures. The Fund may also hold cash or cash equivalents.

Forward Management, LLC (“Forward Management” or the “Advisor”) utilizes a top-down approach to portfolio construction by allocating the Fund’s assets to those sectors or industries within the U.S. equity market that are exhibiting the highest level of total return and/or attractive valuations. Next, the Advisor selects the optimal method for executing the desired allocation within the selected sector or industry (i.e., through investments in either equity securities or exchange-traded funds). In order to maintain a targeted level of volatility, the Advisor will then take a position using various futures contracts and other financially linked derivatives and instruments. Using this process, the Advisor will periodically rebalance the Fund’s portfolio, typically on a weekly basis, although rebalancing may occur more or less frequently.

Additionally, the following paragraph shall be added after the second paragraph under the heading “Performance Information” in the Fund’s “Fund Summary” section in each of the prospectuses:

On January 4, 2016, the Advisor incorporated new principal investment strategies for the Fund as described above under “Principal Investment Strategies.” Performance figures shown below for periods prior to January 4, 2016 represent performance under the previous investment strategies for the Fund.

Change in Principal Risks

The following principal risk shall be added to the section titled “Principal Risks” in the Fund’s “Fund Summary” section in each of the prospectuses:

Exchange-Traded Funds (“ETFs”): The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the ETFs in which the Fund may invest. The value of the Fund’s investment will fluctuate in response to the performance of the ETFs owned by the Fund, and the Fund’s shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying the Fund’s expenses. References to the “Fund” in these risks include the Fund or underlying ETF, as applicable.

Pursuant to the Fund’s revised principal investment strategies, the section titled “Principal Risks” in the Fund’s “Fund Summary” section in each of the prospectuses shall be revised to reflect that the Fund no longer considers the following risks to be principal risks: Commodity Sector, Debt Securities, Government-Sponsored Enterprises, Interest Rate, Liquidity Risk, Mortgage-Related and Other Asset-Backed Securities, Municipal Bonds, and Small and Medium Capitalization Stocks.

The information concerning the following principal risks with respect to the Fund as contained in the table identifying the principal and non-principal risks of the Forward Funds on pages 115-16 of the No-Load Prospectus and pages 25-26 of the Class Z Prospectus shall be revised to read as follows:

Risks:	Forward Total MarketPlus Fund
Commodity Sector	N/A
Debt Securities	N/A
Exchange-Traded Funds	P
Government-Sponsored Enterprises	N/A
Interest Rate	N/A
Liquidity Risk	N/A
Mortgage-Related and Other Asset- Backed Securities	N/A
Municipal Bonds	N/A
Small and Medium Capitalization Stocks	N/A

Change of Benchmark Index

The benchmark index for the Fund will be changed to the S&P 500 Index. Accordingly, the following paragraph shall be added after the second paragraph under the heading “Performance Information” in the Fund’s “Fund Summary” section in each of the prospectuses:

Effective January 4, 2016, the S&P 500 Index replaced the Russell 3000 Index as the Fund’s benchmark index. Forward Management made this recommendation to the Fund’s Board because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown for at least a one-year transition period. In the future, however, only the S&P 500 Index will be shown.

Additionally, the “Average Annual Total Returns” table in the Fund’s “Fund Summary” section of the No-Load Summary Prospectus and the No-Load Prospectus will be supplemented with the following information, for the period ended December 31, 2014:

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Forward Total MarketPlus Fund – Institutional Class (Inception: 8/24/92)
S&P 500 Index	13.69%	15.45%	7.67%	9.64%
Forward Total MarketPlus Fund – Investor Class (Inception: 6/24/98)
S&P 500 Index	13.69%	15.45%	7.67%	5.62%

In addition, the “Average Annual Total Returns” table in the Fund’s “Fund Summary” section of the Class Z Prospectus will be supplemented with the following information, for the period ended December 31, 2014:

	1 YEAR	5 YEARS	SINCE INCEPTION
S&P 500 Index	13.69%	15.45%	18.15%

Additionally, the following market index description shall be added to the Appendix of the Class Z Prospectus:

S&P 500 Index: The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Change to the Portfolio Management Team

Roberto M. Croce will become a member of the portfolio management team of the Fund. Accordingly, the paragraph under the heading “Investment Advisor/Portfolio Manager” in the Fund’s “Fund Summary” section in each of the prospectuses shall be replaced in their entirety to read as follows:

Forward Management, a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly by the team. The members of the Fund’s team are: Nathan J. Rowader, Senior Portfolio Manager, Roberto M. Croce, Ph.D., Director of Quantitative Research, Salient, Paul Broughton, CFA, Assistant Portfolio Manager, and David Janec, Portfolio Manager. Mr. Rowader leads the Fund’s investment team and has managed the Fund since September 2010. Messrs. Broughton and Janec have managed the Fund since May 2012. Dr. Croce has managed the Fund since January 2016.

Additionally, the information regarding the portfolio management of the Fund under the heading/subheading “Management of the Funds – Investment Advisor/Portfolio Managers” in the No-Load Prospectus and the Class Z Prospectus shall be replaced in its entirety to read as follows:

The Forward Total MarketPlus Fund is team managed and all investment decisions are made jointly by the team. The members of the team are:

Nathan J. Rowader. Mr. Rowader, Senior Portfolio Manager, has been with Forward Management since September 2008. Prior to June 2015, Mr. Rowader was Director of Investments for Forward Management. Mr. Rowader leads the investment team of the Forward Total MarketPlus Fund. Before joining Forward Management, Mr. Rowader was with Accessor Capital Management from February 2007, as Investment Officer and member of Accessor’s Investment Committee; from December 2007, as Senior Investment Officer; and from February 2008, as Chief Investment Officer. Prior to Accessor Capital Management, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader holds an MBA.

Roberto M. Croce, Ph.D. Dr. Croce has been with Salient since 2011 where he serves as Director of Quantitative Research and his duties include building and implementing the models underlying Salient’s proprietary asset allocation tools, MLP hedging, hedge fund risk monitoring and manager selection. Prior to joining Salient, Dr. Croce worked on a consulting basis with the Teacher Retirement System of Texas to develop a suite of global strategic asset allocation models. Dr. Croce received M.A. and Ph.D. degrees in Economics from the Ohio State University in 2005 and 2011, respectively, where he published research about financial forecasting and taught courses in econometrics and financial economics.

Paul Broughton, CFA. Mr. Broughton has been with Forward Management since December 2010 as Assistant Portfolio Manager. Prior to joining Forward Management, Mr. Broughton was a Senior Financial Analyst for the Sacramento Municipal Utility District, where he managed the District’s fixed income portfolio, from January 2010 to November 2010. From March 2006 to January 2010, Mr. Broughton was VP/Investment Officer for Pacific Capital Bancorp where he managed the Bank’s bond portfolio. Previously, Mr. Broughton was a Fixed Income Trader (July 2002 to February 2006) and a Senior Priority Investment Specialist (June 1997 to July 2002) with American Century Investments, and was employed as an Investment Accountant for State Street from March 1996 to May 1997. Mr. Broughton is a Chartered Financial Analyst.

David Janec. Mr. Janec, Portfolio Manager, has been with Forward Management since September 2008. From 2007 to September 2008, Mr. Janec was a Junior Investment Analyst and Operations Analyst with Accessor Capital Management. From 2004 to 2006, Mr. Janec was an Operations Associate with E*Trade.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP TTL MRKTPL 10302015

FORWARD FUNDS

Supplement dated October 30, 2015

to the

Forward Funds Statement of Additional Information (the “SAI”)

dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN

PORTFOLIO MANAGEMENT TEAM

The following information applies to the Forward Total MarketPlus Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund, effective January 4, 2016, a change to the Fund’s portfolio management team. Accordingly, effective January 4, 2016, the following changes shall be made:

The information regarding the portfolio management team of the Fund under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Forward Management, LLC: Portfolio Management Teams” in the SAI shall be replaced in its entirety to read as follows:

Forward Total MarketPlus Fund. The Fund is team managed by Nathan J. Rowader, Senior Portfolio Manager, Roberto M. Croce, Ph.D., Director of Quantitative Research, Salient, Paul Broughton, CFA, Assistant Portfolio Manager, and David Janec, Portfolio Manager.

The following information regarding the other accounts managed by Dr. Croce is added under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Forward Management, LLC: Other Accounts Managed” in the SAI:

Roberto M. Croce (information as of June 30, 2015)

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	3	$159.4	0	$0.0
Other Pooled Investment Vehicles	3	$387.4	2	$46.9
Other Accounts	18	$2.0	0	$0.0

The following information concerning Dr. Croce’s ownership with respect to the Fund is added to the table on pages 30-31 of the SAI:

Information as of December 31, 2014 (except as otherwise noted)

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
Roberto M. Croce**	Forward Total MarketPlus Fund	A

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	$100,001—$500,000
F	$500,001—$1,000,000
G	Over $1,000,000
**	Information as of September 1, 2015

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP TTL MRKTPL SAI 10302015